                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 31, 1999
                               -------------------
                Date of Report (Date of earliest event reported)


                                ESYNCH CORPORATION
                                ------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                   0-26790                 87-0461856
           --------                   -------                 ----------
       (State or other       (Commission File Number)        (IRS Employer
       jurisdiction of                                      Identification
        Incorporation)                                           No.)


                               15502 Mosher Avenue
                                Tustin, CA 92710
                            ------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (714) 258-1900
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                ----------------
             (Former name or address, if changed since last report.)

Item 5.  Other Events

     On December 30, 1999, the Registrant agreed to sell 200 shares of Series K Convertible Preferred Stock and Warrants to purchase 150,000 shares of Common Stock in exchange for cash in the amount of $2,000,000. Pursuant to that agreement, the Registrant sold 200 shares of Series K Preferred Stock and Warrants to purchase 150,000 shares of Common Stock for cash in the amount of $2,000,000.

     In addition to a cash payment of $75,000 and reimbursement of expenses, the Registrant issued twelve and one-half (12.5) shares of Series K Preferred Stock and Warrants to Purchase 9,375 shares of Common Stock for private placement fees.

     All of the shares and warrants contemplated in that agreement have been sold and issued prior to the date hereof.

     The terms and provisions of the sale of the Series K Preferred Stock and the Warrants are as set forth in the Exhibits filed herewith, including the Certificate of Designation of Series K Preferred Stock (exhibit 4.2), the Series K Convertible Preferred Stock Purchase Agreement (Exhibit 10.14), the Registration Rights Agreement (Exhibit 10.15), and the Form of Warrant (Exhibit 10.16), all of which are incorporated herein by this reference.

     Initially, the outstanding shares of Series K Preferred Stock are convertible into an aggregate of 607,143 shares of the Registrant's Common Stock and the Warrants are initially exercisable for an additional 159,375 shares of Common Stock. Holders have registration rights with respect to the Common Stock issuable thereunder.

Item 7.  Financial Statements and Exhibits

      (b) Exhibits. The following exhibits are incorporated herein by this reference:


     Exhibit No.             Description of Exhibit
     -----------             ----------------------
         4.20*               Certificate of Designation of Relative Rights
                             and Preferences of Series K Preferred Stock

        10.14*               Series K Convertible Preferred Stock
                             Purchase Agreement dated as of December 30, 1999 among the Registrant and the Purchasers named therein

        10.15*               Registration Rights Agreement
                             dated as of December 30, 1999
                             among the Registrant and the Purchasers named therein

        10.16*               Form of Warrant to Purchase Shares of
                             Common Stock of the Registrant dated as of December 30, 1999 issued by the Registrant in the following respective amounts:



                                                                  Approximate
               Exp.                                                Exercise
               Date      Amount      Holder                          Price
               --------  --------    ----------------------------  ---------
               01/31/03   37,500     Aqua Wellington Small Cap
                                       Value Fund Limited            $12.36
               12/31/02   45,000     Dandee, Ltd.                    $ 6.47
               12/31/02   22,500     Lightline Limited               $ 6.47
               12/31/02   22,500     Roseworth Group Limited         $ 6.47
               12/31/02   22,500     Tonga Partners, L.P.            $ 6.47
               12/31/02    5,625     Intercoastal Financial
                                       Services Corp.                $ 6.47
               01/31/03    3,750     Intercoastal Financial
                                       Services Corp.                $12.36



----------------

* Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ESYNCH CORPORATION

Date:  February 10, 2000         By:  /s/ Thomas C. Hemingway
                                 ----------------------------
                                 Thomas C. Hemingway,
                                 Chief Executive Officer

                                 EXHIBIT INDEX
                                 -------------


    Exhibit No.                Description of Exhibit
   -----------                 ----------------------
         4.20*               Certificate of Designation of Relative Rights
                             and Preferences of Series K Preferred Stock

        10.14*               Series K Convertible Preferred Stock
                             Purchase Agreement dated as of December 30, 1999 among the Registrant and the Purchasers named therein

        10.15*               Registration Rights Agreement
                             dated as of December 30, 1999
                             among the Registrant and the Purchasers named therein

        10.16*               Form of Warrant to Purchase Shares of
                             Common Stock of the Registrant dated as of December 30, 1999 issued by the Registrant in the following respective amounts:



                                                                  Approximate
               Exp.                                                Exercise
               Date      Amount      Holder                          Price
               --------  --------    ----------------------------  ---------
               01/31/03   37,500     Aqua Wellington Small Cap
                                       Value Fund Limited            $12.36
               12/31/02   45,000     Dandee, Ltd.                    $ 6.47
               12/31/02   22,500     Lightline Limited               $ 6.47
               12/31/02   22,500     Roseworth Group Limited         $ 6.47
               12/31/02   22,500     Tonga Partners, L.P.            $ 6.47
               12/31/02    5,625     Intercoastal Financial
                                       Services Corp.                $ 6.47
               01/31/03    3,750     Intercoastal Financial
                                       Services Corp.                $12.36


----------------

* Filed herewith.